UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2014

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KRISPY KREME DOUGHNUTS, INC.
(Exact name of registrant as specified in its charter)

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North Carolina	001-16485	56-2169715
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

     The information included in Item 7.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

Item 7.01       Regulation FD Disclosure.

       Krispy Kreme Doughnuts, Inc. (KKDI) hereby furnishes the information set forth in its press release issued on March 12, 2014, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This press release announces KKDI’s financial results for the fourth quarter and the fiscal year ended February 2, 2014.

       In addition, the press release announces that KKDI’s Board of Directors has increased the Company’s current share repurchase authorization from $50 million to $80 million.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release (“Krispy Kreme Reports Financial Results For The Fourth Quarter And Fiscal Year Ended February 2, 2014”), dated March 12, 2014, is being furnished pursuant to Items 2.02 and 7.01.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.
Dated: March 12, 2014

	By:	/s/ Douglas R. Muir
Douglas R. Muir
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release (“Krispy Kreme Reports Financial Results For The Fourth Quarter And Fiscal Year Ended February 2, 2014”), dated March 12, 2014, is being furnished pursuant to Items 2.02 and 7.01.